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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report                 June 21, 1996
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                            CHANCELLOR CORPORATION
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          (Exact Name of Registrant as specified in its charter)


   Massachusetts                   2-85329                 04-2626079
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(State or other jurisdiction     (Commission           (IRS Employer Iden-
of incorporation)                File Number)          tification No.)


745 Atlantic Avenue, Boston, Massachusetts                   02111
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(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code       (617) 728-8500
                                                   --------------------------



                                    N/A
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(Former name or former address, if changed since last report)



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Item 5.        Other Events.
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     On June 21, 1996, the Registrant acquired a 50% interest in TruckScan,
L.L.C. ("TruckScan"), a newly-formed company organized by the Registrant and TeleScan Technologies, L.L.C. of Bloomfield Hills, Michigan ("TeleScan") to market and sell an electronic truck and trailer inventory management and networking program. The Registrant issued a press release on June 28, 1996 announcing the TruckScan investment.

     Reference is made to the press release, a copy of which is attached as an exhibit to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial
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           Information and Exhibits.
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        (c)  Exhibits

             1.  Press release dated June 28, 1996



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                                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHANCELLOR CORPORATION



                                             By: /s/ William J. Guthlein
                                                ------------------------------
                                                 William J. Guthlein
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer


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